                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): May 25, 2000
                                                          --------------


                           5B Technologies Corporation
         ----------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                   0-27190                   11-3529387
       -----------                ----------             -------------------
(STATE OR OTHER JURISDICTION      (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)


                   One Jericho Plaza, Jericho, New York 11753
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       Registrant's telephone number, including area code (516) 938-3400
                                                          ----------------


                                 Not Applicable
         -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

      On May 2, 2000, 5B Technologies Corporation ("5B") sold the majority of its computer lease portfolio (the "Assets") to Stamford Computer Group Inc. ("Stamford"), and 5B announced that it was discontinuing operations of its leasing business which had been conducted by Paramount Operations Inc., a wholly owned subsidiary of 5B. In exchange for the Assets, Stamford paid 5B cash consideration of $700,114 and assumed $6,116,865 of indebtedness related to the Assets. In conjunction with the discontinuance of its leasing business, 5B recorded a predominantly non-cash, one-time pre-tax charge of approximately $977,000 in the quarter ended March 31, 2000.

      Attached hereto as Exhibit 99 is a restatement of the information required by Item 6, Item 7 and Item 8 of Form 10-K as previously stated for the year ended December 31, 1999. Specifically, Exhibit 99 includes the following information, all of which gives effect to the sale of the Assets and the discontinuance of 5B's leasing business: (i) Selected Financial Data, (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations and (iii) the consolidated financial statements of 5B.

      In addition, pursuant to Rule 601(c)(2)(iii) of Regulation S-K, attached hereto as Exhibits 27.1 through 27.9, respectively, are Restated Financial Data Schedules for each of the years ended December 31, 1997, 1998 and 1999 and the quarters ended March 31, 1998, June 30, 1998, September 30, 1998, March 31, 1999, June 30, 1999 and September 30, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS.

            27.1 Restated Financial Data Schedule for the year ended December 31, 1997

            27.2 Restated Financial Data Schedule for the year ended December 31, 1998

            27.3 Restated Financial Data Schedule for the year ended December 31, 1999

            27.4 Restated Financial Data Schedule for the quarter ended March 31, 1998

            27.5 Restated Financial Data Schedule for the quarter ended June 30, 1998

            27.6 Restated Financial Data Schedule for the quarter ended September 30, 1998

            27.7 Restated Financial Data Schedule for the quarter ended March 31, 1999

            27.8 Restated Financial Data Schedule for the quarter ended June 30, 1999

            27.9 Restated Financial Data Schedule for the quarter ended September 30, 1999

            99    Restated Financial Information

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          5B TECHNOLOGIES CORPORATION


Date:    May 25, 2000                     By: /s/ Glenn Nortman
      ----------------------                  -----------------------------
                                              Glenn Nortman, Chief Executive
                                              Officer

                                  EXHIBIT INDEX



            EXHIBIT           DESCRIPTION

            27.1 Restated Financial Data Schedule for the year ended December 31, 1997

            27.2 Restated Financial Data Schedule for the year ended December 31, 1998

            27.3 Restated Financial Data Schedule for the year ended December 31, 1999

            27.4 Restated Financial Data Schedule for the quarter ended March 31, 1998

            27.5 Restated Financial Data Schedule for the quarter ended June 30, 1998

            27.6 Restated Financial Data Schedule for the quarter ended September 30, 1998

            27.7 Restated Financial Data Schedule for the quarter ended March 31, 1999

            27.8 Restated Financial Data Schedule for the quarter ended June 30, 1999

            27.9 Restated Financial Data Schedule for the quarter ended September 30, 1999

            99                Restated Financial Information